UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

August 1, 2013

Date of report (Date of earliest event reported)

BINGO.COM, LTD.

 (Exact Name of Registrant as Specified in Its Charter)

ANGUILLA, BRITISH WEST INDIES

(State or Other Jurisdiction of Incorporation)

333-120120-01	98-0206369
(Commission File Number)	(I.R.S. Employer Identification No.)

Hansa Bank Building, Ground Floor, Landsome Road

AI 2640, The Valley, Anguilla, British West Indies

(Address of Principal Executive Offices)

(264) 461-2646

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CONSULTING AGREEMENT

The Company entered into the following consulting agreements:

1.   T. M. Williams (ROW) Inc and Mr. T. M. Williams (Exhibit 10.37)

The Consulting agreement, dated August 17, 2001, with T. M. Williams (ROW) Inc and Mr. T. M. Williams, Executive Chairman of Bingo.com, Ltd., as filed in Exhibit 10.24 and amended 10.33, was amended and will become effective August 1, 2013. The Consulting agreement has been amended to a consultancy payment of US$11,666 per month payable in arrears until December 31, 2013 and thereafter the sum of 6.5% of the total monthly Gross Win of the cash bingo business and 2.5% of the monthly social bingo business with a minimum of $11,000 and a maximum of $25,000.

2.   Jayska Consulting Ltd. and Mr. J. M. Williams (Exhibit 10.38)

The Consulting agreement, dated January 1, 2014, with Jayska Consulting Ltd. and Mr. J. M. Williams, Chief Executive Officer of Bingo.com, Ltd. The Consulting agreement agrees to pay a consultancy payment of GBP5,000 per month payable in arrears.

3.   LVA Media Inc. and Mr. J. M. Williams (Exhibit 10.39)

The Consulting agreement, dated January 1, 2014, with Jayska Consulting Ltd. and Mr. J. M. Williams, Chief Executive Officer of Bingo.com, Ltd. The Consulting agreement has the sum of 3% of the total monthly Gross Win of the cash bingo business and 2.5% of the monthly social bingo business with a minimum of $7,500 and a maximum of $25,000.

4.   Devereux Management Ltd. and Mr. C. M. Devereux (Exhibit 10.40)

The Consulting agreement, dated October 1, 2013, with Devereux Management Ltd. and Mr. C. M. Devereux, Director of Bingo.com, Ltd. The Consulting agreement has a variable fee depending upon the quantum of Services that have been provided per invoice period and as may be agreed from time to time between the parties, plus applicable taxes, upon invoice.

5.      5.       Bromley Accounting Services Limited and H. W. Bromley (Exhibit 10.41)

The Consulting agreement, dated January 1, 2014, with Bromley Accounting Services Limited and Mr. H. W. Bromley, CFO of Bingo.com, Ltd. The Consulting agreement has an hourly fee of CAD$100.

The amendments are attached as exhibits to this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BINGO.COM, LTD.

(Registrant)

Date : March 24, 2014                         By:       /s/ J. M. Williams

J.M. WILLIAMS,

President and Director

EXHIBIT 10.37

Amended Consulting Agreement dated August 1, 2013 between the Company and the Company T.M. Williams (ROW), Ltd., and T. M. Williams

THIS AMENDMENT is made effective the 1st day of August, 2013 (the "Effective Date")

BETWEEN:

            TM WILLIAMS (ROW), INC., a company incorporated under the laws of Anguilla with its registered office situated at Counsel Limited, PO Box 727, First Floor, Hansa Bank Building, The Valley, Anguilla, British West Indies (the "Consultant"),

AND

            BINGO.COM, LTD., a company incorporated under the laws of Anguilla with its registered office situated at Spencer House, The Valley, Anguilla, British West Indies (the "Company"),

AND

            T. M. WILLIAMS, businessman of South Hill Villa, South Hill, Anguilla, British West Indies, Box 727 (the "Executive"),

WHEREAS:

A.        the Parties are party to an Agreement dated August 17, 2001 (the "Agreement"), along with subsequent amendments thereto, in which the Consultant provided the services of the Executive to the Company, initially as an interim President and CEO and, more recently, as permanent President and CEO, and as of June 16, 2011 as Executive Chairman.

B.        the Parties wish to amend the original Agreement and any amendments thereto as set out below.

THEREFORE IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED IN THIS AMENDMENT, AND THE SUM OF $1.00, THE RECEIPT AND SUFFICIENCY OF WHICH ARE AGREED TO BY THE PARTIES, THE PARTIES AGREE AS FOLLOWS:

A.                 AMENDMENTS

1)                  The words "outside the United Kingdom" are deleted in Section 2.1 of Agreement.

2)                  Section 6 is amended to read:

In consideration of the Consultancy and the Release, the Consultant shall be entitled to receive from the Company:

6.1       for each calendar month or part thereof until December 31, 2013  the sum of Eleven Thousand, Six Hundred and Sixty Six dollars in lawful money of the United States of America (US$11,666),

payable monthly in arrears in accordance with the provisions set out below or as may be agreed in writing from time to time by the parties hereto.

6.2       Commencing January 1, 2014, for each calendar month or part thereof during the duration of the agreement the sum of the following to a maximum of US$25,000 per month and a minimum of US$11,000 per month:

a)   6.5% of the Total Gross Win of said month payable on the 15th day of the following month .  Total Gross Win is defined, for the purposes of this Agreement, as the US$ equivalent of the sum set out in Unibet (London) Limited's month-end statements provided to the Company and, more particularly, the sum contained in line 47 (referred to as "Total GW" therein) of said statement, a sample of which was provided to the Company's Board of Directors during their consideration and approval of this Agreement; plus

b)   2.5% of the monthly cash receipts received by Shoal Media Inc. from the exploitation of Trophy Bingo.

3)                  The Company's Notice Address set out in Section 16 is changed to:

                                     Hansa Bank Building

                                    Ground Floor, Landsome Road

                                    Box 727

                                    The Valley, Anguilla

                                    AI 2640, BWI

B.                 CONFIRMATION

All provisions of the Agreement and subsequent amendments not contemplated or changed pursuant to this Amendment are hereby confirmed by the parties.

C.                 RENEWAL

Pursuant to Section 5 of the Agreement, the parties hereby agree to renew the Agreement for a further one year term, such term to expire on July 31st, 2014 subject to further renewal under the Agreement.

IN WITNESS whereof the parties or their respective duly authorised representatives have executed this Agreement on the 30th day of December, 2013.

T. M Williams (ROW) Inc.

Per:

/s/ Donald R Curtis

Donald R. Curtis,

Director

Bingo.com, Ltd.

Per:

/s/ C. M. Devereux

C. M. Devereux

Director

Signed by                                                                                 )

T. M. Williams                                                                          )

In the presence of:                                                                    )

                                                                                                )

                                                                                                ) /s/ T. M. Williams

/s/ Ira Richardson_                                                                   ) T. M. Williams

Witness Signature                                                                     )

                                                                                                )

                                                                                                )

                                                                                                )

Ira Richardson                                                                         )

Witness Name

EXHIBIT 10.38

Consulting Agreement dated January 1, 2014 between the Company and the Company Jayska Consulting Ltd., and J. M. Williams

THIS AGREEMENT is made the 1st day of January, 2014 (the "Effective Date")

BETWEEN:

(1)        JAYSKA CONSULTING LTD. a company incorporated under the laws of United Kingdom with its registered office situated at #16, 6-9 Bridgewater Square, London, United Kingdom, EC2Y8AG (the "Consultant"),

AND

(2)        BINGO.COM, LTD., a company incorporated under the laws of Anguilla with its registered office situated at Spencer House, The Valley, Anguilla, British West Indies (the "Company"),

AND

(3)        J. M. WILLIAMS, businessman of #16, 6-9 Bridgewater Square, London, United Kingdom, EC2Y8AG (the "Executive"),

WHEREAS:

A.         the Consultant has the ability to provide consultancy services to the Company, which services the Company requires in connection with the marketing of an Internet Bingo company operating worldwide to provide both free and Pay for Play Bingo over the Internet and throughout the world (the "Business");

B.         the Consultant and the Company have agreed that the Consultant shall provide services as an independent contractor on the terms and conditions set out herein;

C.         the Executive is engaged by the Consultant and is willing and able to act as the President and CEO of Bingo.com, Ltd.;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the sum of one dollar in lawful money of the United States of America (US$1.00) paid by each of the parties hereto to the other, the respective covenants herein contained and other good and valuable consideration, the receipt and sufficiency whereof is hereby expressly acknowledged, the parties HERETO AGREE AS FOLLOWS:-

1.         INTERPRETATION

1.1        References in this Agreement to clauses, sub-clauses and schedules are to those in this Agreement and the schedules to this Agreement shall be deemed to be a part of this Agreement.

1.2        References to any provision of a statute or regulation shall be construed as a reference to that provision as amended, re-enacted or extended at the relevant  time.

1.3        Clause headings in this Agreement are for ease of reference only and shall not affect the interpretation of this Agreement.

1.4        Words importing one gender shall be construed as importing any other gender and words importing the singular shall be construed as importing the plural and vice versa.

1.5        References to persons shall include bodies corporate and vice versa.

2.         CONSULTING & EXECUTIVE SERVICES

2.1        With effect from the Effective Date, the Company engages the Consultant to provide services in connection with the operation of the Business and the Consultant hereby accepts the engagement (the "Consultancy").

2.2        With effect from the Effective Date, the Consultant releases the Executive from his engagement to the extent necessary to give effect to the terms of this Agreement provided that any agreement made between the Company and the Executive for his services does not conflict with his obligations at any time and from time to time to the Consultant (the "Release").

3.         AGENTS AND ADVICE

The Consultant shall be at liberty in the performance of its duties and in the exercise of any of the powers and discretions vested in it hereunder to engage and pay an agent to perform or assist in performing any or all of the services, duties and obligations required to be performed hereunder by the Consultant. Further the Consultant may act or rely upon the opinion or advice of or any information obtained without verifying or otherwise enquiring as to the accuracy of any information or assertions provided or from any broker, lawyer, valuer, surveyor, auctioneer or other expert whether reporting to the Company or to the Consultant or not and the Consultant, absent gross negligence or wilful default, shall not  be responsible for any loss occasioned by its so acting.

4.         RELATIONSHIP

4.1        The Consultant shall be an independent contractor and nothing herein shall be construed as creating a partnership, co-venture or employment relationship between the Consultant and the Company. During the term of this Agreement, the Consultant shall at all times carry relevant professional indemnity insurance.

4.2        The Consultant shall not have the authority to obligate or bind the Company to any obligations or agreements in excess of US$15,000 without the prior authorization of the Board of Directors of the Company and, without limiting the generality of the foregoing:

4.2.1     the Consultant shall not hold itself out as having any right, power or authority to create any contract or obligation, either express or implied, on behalf of, in the name of, or binding upon the Company save and except those obligations falling within the normal course of obligations of a President and CEO of an organization;

4.2.2     the Consultant shall not make any representation or warranty on behalf of the Company save and except those obligations falling within the normal course of obligations of a President and CEO of an organization; and

4.2.3     the Consultant is not authorized to accept service of process for the Company.

4.3        The Consultant shall accept any reasonable directions issued by the Company in respect of the Business and pertaining to goals to be attained and results to be achieved during the currency of this Agreement.

4.4        The Consultant shall provide the Company with a semi-annual business plan, the first of which shall be provided on 1 June, 2014 and thereafter in six month increments.

4.5        For the avoidance of doubt, none of the parties hereto intends to create a partnership, joint venture or to assume partnership liability or responsibility by entering into this Agreement, rather it is the intent of the parties hereto that the rights and obligations of the parties hereto be several and not joint or joint and several.

5.         DURATION

5.1        This Agreement shall commence on the Effective Date and remain in full force and effect until the earlier of the first anniversary of the Effective Date or the date this Agreement is terminated pursuant to clause 9 hereof (the "Termination Date").

5.2        Unless this Agreement has been terminated pursuant to clause 9 hereof, upon the Termination Date the Consultant shall have the option to renew, by giving three  (3) months notice in writing to the Company, this Agreement for a further term of up to one (1) years upon substantively the same terms as then pertain.

6.         COMPENSATION

In consideration of the Consultancy and the Release, the Consultant shall be entitled to receive from the Company:

6.1        for each calendar month or part thereof (on a pro-rata basis) the sum of five thousand pounds in lawful money of the United Kingdom (GBP5,000), payable in arrears within 20 working days of the Company receiving an invoice from the Consultant;

6.2        in the event that the Company has not paid an invoice within the time frame set out in clause 6.1 above, an interest rate of 1% shall be payable by the Company to the Consultant.

7.         COSTS AND EXPENSES

The Company shall, within 20 working days of receiving relevant evidence as set out below, reimburse the Consultant and/or the Executive for all out of pocket expenses reasonably incurred during the Consultancy including, without limiting the generality of the foregoing, airfares, accommodations, and vehicle expenses, provided that the Consultant and/or the Executive shall provide the Company with such vouchers or other evidence of actual payment of the said expenses as the Company may reasonably require.

8.         CONFIDENTIALITY

None of the parties hereto shall (except under compulsion of law or by any governmental, quasi-governmental or regulatory authority of any country or territory having relevant jurisdiction) either before or after the termination of this Agreement disclose to any person not authorised by the relevant party to receive the same any confidential information relating to such party or to the affairs of such party of which the party disclosing the same shall have become possessed during the period of this Agreement and each party shall  use all reasonable endeavours to prevent any such disclosure as aforesaid.

9.         TERMINATION

9.1        The Executive shall not terminate this Agreement unless he has the prior written approval of the Consultant.

9.2        The Consultant and the Company may terminate this Agreement for any reason by giving the other at least ninety (90) days' written notice. Notwithstanding the foregoing, in the event that the Consultant chooses to provide the services, duties and obligations required to be performed hereunder by it via an agent who is not the Executive, the Company may, at its discretion, terminate this Agreement by giving the Consultant at least seven (7) days' written notice.

9.3        Any of the parties hereto may terminate this Agreement without prejudice to its other remedies, forthwith by giving thirty (30) days' notice in writing to the other parties if any other party either:

9.3.1    commits a material breach of the provisions of this Agreement provided that if the breach is capable of remedy then notice shall only be given if the party in breach shall not have remedied the same within thirty (30) days of having been given notice in writing specifying the breach and requiring it to be remedied; or

9.3.2    acts or omits to act, or any of its directors, officers, employees or agents act or omit to act, in a manner which shall, in the opinion of giving notice, in any way prejudice the interests of the party giving notice or bring the name of that party giving notice into disrepute; or

9.3.3    is unable to pay its debts or enters into compulsory or voluntary liquidation (other than for the purpose of amalgamation or reconstruction and the resulting company agrees to be bound by and assume the obligations of the relevant party under this Agreement) or compounds with or convenes a meeting of its creditors or has a receiver or manager or an administrator or administrative receiver appointed of its assets or ceases for any reason to carry on business or takes or suffers any similar action which, in the opinion of the party giving notice, means that the other may be unable to pay its debts.

9.4        Termination of this Agreement for whatever reason shall not affect or prejudice the rights of the parties arising in any way out of this Agreement as at the date of termination and in particular, but without limitation, the right to recover damages from the other.

9.5        All provisions of this Agreement which are expressed to operate or survive in the event of termination of this Agreement shall remain in full force and effect after such termination.

10.        INDEMNITY

10.1      The Consultant  hereby agrees to indemnify and keep indemnified the Company  (together with its directors, officers, employees and agents) from and against:-

10.1.1   any and all demands, claims, liabilities, losses, damages, costs, legal costs, professional and other expenses of any nature whatsoever including all interest and penalties, incurred or suffered by the Company in connection with the Executive and/or the Consultant  breaching this Agreement.

10.2      All sums payable under clause 10 of this Agreement shall be payable by the Consultant  immediately on demand by the Company  in full without any deduction, withholding, counterclaim or set-off.

11.        ASSIGNMENT

11.1      The provisions of this Agreement shall be binding on and enure to the benefit of the successors and assigns of each party hereto provided that either party may not, and may not agree to, assign, transfer, charge or otherwise dispose of or subcontract any of its rights or obligations under this Agreement without the prior written consent of the other parties.

12.        FORCE MAJEURE

12.1      None of the parties shall be in breach of the provisions of this Agreement if there is any failure of performance by it of its obligations under this Agreement occasioned by any act of God, fire, act of local, national or supranational authority or government or state, war, civil commotion, embargo, strike, lock-out or other cause beyond the control of either party.

12.2      If any of the parties is unable to perform its duties and obligations under this Agreement as a direct result of the effect of one or more of such causes, such party shall give written notice to the others of such inability stating the cause in question, without delay. The operation of this Agreement (but not the provisions relating to confidentiality and the restrictive obligations of the parties) shall be suspended during the period in which the cause continues to have effect. Forthwith upon the cause ceasing to have effect, the party relying upon it shall give written notice thereof to the others.

12.3      If the cause continues to have effect for a period of more than sixty (60) days, the parties not claiming relief under this clause shall have the right to terminate this Agreement forthwith upon giving written notice of such termination to the other parties.

13.        ILLEGALITY AND SEVERABILITY

If any provision of this Agreement shall become or be declared illegal, invalid or unenforceable, in whole or in part, for any reason whatsoever by any competent court, tribunal or authority in Anguilla, such provision or part thereof shall be divisible from this Agreement and shall be deemed to be deleted from this Agreement in so far as the continued operation of this Agreement is concerned provided always that, if such deletion substantially affects or alters the commercial basis of this Agreement, the parties shall negotiate in good faith to amend and modify the provisions of this Agreement as may be necessary or desirable in the circumstances.

14.        NO WAIVER

No failure or delay on the part of either of the parties to exercise any right or remedy under this Agreement shall be construed or operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy as the case may be.

15.        ANNOUNCEMENTS

No public announcement shall be made in respect of the subject matter of this Agreement without the prior written approval of the Company and provided always that the form and content of any such announcement is agreed to in writing by the Company.

16.        NOTICES

16.1      Any notices or other communication given or made under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or by registered post as follows:

If to the Consultant:

Jayska Communications Inc.

#16

6-9 Bridgewater Square

London

United Kingdom

EC2Y8AG

If to the Company:

Bingo.com, Ltd.

Hansa Bank Building

Ground Floor, Landsome Road

P.O. Box 727

The Valley, AI2640

Anguilla,

British West Indies

If to the Executive to:

Jayska Communications Inc.

#16

6-9 Bridgewater Square

London

United Kingdom

EC2Y8AG

16.2      In the event of any postal or other strike or industrial action affecting postal communications in or between Anguilla and the United Kingdom notices shall be given personally or by email.

16.3      Any such notice or other documents shall be deemed to have been received by the addressee five (5) working days following the date of dispatch if the notice or other document is sent by registered post or on the next working day after delivery if sent by hand or by facsimile.

17.        AMENDMENTS

This Agreement may only be amended by written agreement signed by all parties.

18.        GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Anguilla and the parties hereto submit to the jurisdiction of the courts of Anguilla.

19.        ENTIRE AGREEMENT

This Agreement contains the entire agreement of the parties with respect to the matters covered in it and no other or prior promises, representations, agreements, negotiations or discussions, oral or written, made by either party or its employees, officers or agents shall be valid or binding.

20.        COUNTERPARTS

This Agreement may be executed in separate counterparts, which together shall be construed as a single instrument.

IN WITNESS whereof the parties or their respective duly authorised representatives have executed this Agreement as of the day and year first before written.

Signed by H.W. Bromley, Director        )

for and on behalf of                                                         )

Jayska Communications Inc. in the presence of:-          )

)

)

/s/ T. M. Williams                                                           )                      /s/ H. W. Bromley

Witness

Signed by Mark Devereux, Director                              )

for and on behalf of                                                         )

BINGO.COM, Ltd. in the presence of:-                            )

)

)

/s/ T. M. Williams                                                            )                      /s/ C. M. Devereux

Witness

Signed by                                                                       )

J. M. Williams                                                               )

In the presence of:-                                                         )

                                                                                     )

                                                                                     )

/s/ T. M. Williams                                                            )                      /s/ J. M. Williams

Witness

EXHIBIT 10.39

Consulting Agreement dated January 1, 2014 between the Company and the Company LVA Media Inc., and J. M. Williams

THIS AGREEMENT is made the 1st day of January 2014 (the "Effective Date")

BETWEEN:

(1)        LVA MEDIA INC., a company incorporated under the laws of Anguilla with its registered office situated at Counsel Limited, PO Box 727, First Floor, Hansa Bank Building, The Valley, Anguilla, British West Indies (the "Consultant"),

AND

(2)        BINGO.COM, LTD., a company incorporated under the laws of Anguilla with its registered office situated at Spencer House, The Valley, Anguilla, British West Indies (the "Company"),

AND

(3)        J. M. WILLIAMS, businessman of #16, 6-9 Bridgewater Square, London, United Kingdom, EC2Y8AG (the "Executive"),

WHEREAS:

A.        the Consultant has the ability to provide consultancy services to the Company, which services the Company requires in connection with the developing,  establishing, financing and day-to-day operations of an Internet Bingo company operating worldwide to provide both free and Pay for Play Bingo over the Internet and throughout the world. (the "Business");

B.         the Consultant and the Company have agreed that the Consultant shall provide services as an independent contractor on the terms and conditions set out hereinbelow;

C.        the Executive is employed by the Consultant and is willing and able to act as the President and CEO of Bingo.com, Ltd.;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the sum of one dollar in lawful money of the United States of America (US$1.00) paid by each of the parties hereto to the other, the respective covenants herein contained and other good and valuable consideration, the receipt and sufficiency whereof is hereby expressly acknowledged, the parties HERETO AGREE AS FOLLOWS:-

1.         INTERPRETATION

1.1       References in this Agreement to clauses, sub-clauses and schedules are to those in this Agreement and the schedules to this Agreement shall be deemed to be a part of this Agreement.

1.2       References to any provision of a statute or regulation shall be construed as a reference to that provision as amended, re-enacted or extended at the relevant  time.

1.3       Clause headings in this Agreement are for ease of reference only and shall not affect the interpretation of this Agreement.

1.4       Words importing one gender shall be construed as importing any other gender and words importing the singular shall be construed as importing the plural and vice versa.

1.5       References to persons shall include bodies corporate and vice versa.

2.         CONSULTING & EXECUTIVE SERVICES

2.1       With effect from the Effective Date, the Company engages the Consultant to provide services in connection with the operation of the Business and the Consultant hereby accepts the engagement (the "Consultancy").

2.2       With effect from the Effective Date, the Consultant releases the Executive from his employment to the extent necessary to give effect to the terms of this Agreement provided that any agreement made between the Company and the Executive for his services does not conflict with his obligations at any time and from time to time to the Consultant (the Release").

3.         AGENTS AND ADVICE

The Consultant shall be at liberty in the performance of its duties and in the exercise of any of the powers and discretions vested in it hereunder to employ and pay an agent to perform or assist in performing any or all of the services, duties and obligations required to be performed hereunder by the Consultant. Further the Consultant may act or rely upon the opinion or advice of or any information obtained without verifying or otherwise enquiring as to the accuracy of any information or assertions provided or from any broker, lawyer, valuer, surveyor, auctioneer or other expert whether reporting to the Company or to the Consultant or not and the Consultant, absent gross negligence or wilful default, shall not  be responsible for any loss occasioned by its so acting.

4.         RELATIONSHIP

4.1       The Consultant shall be an independent contractor and nothing herein shall be construed as creating a partnership, co-venture or employment relationship between the Consultant and the Company.

4.2       The Consultant shall not have the authority to obligate or bind the Company to any obligations or agreements in excess of US$25,000 without the prior authorization of the Board of Directors of the company and, without limiting the generality of the foregoing:

4.2.1    the Consultant shall not hold itself out as having any right, power or authority to create any contract or obligation, either express or implied, on behalf of, in the name of, or binding upon the Company save and except those obligations falling within the normal course of obligations of a President and CEO of an organization;

4.2.2    the Consultant shall not make any representation or warranty on behalf of the Company save and except those obligations falling within the normal course of obligations of a President and CEO of an organization; and

4.2.3    the Consultant is not authorized to accept service of process for the Company.

4.3       The Consultant shall accept any reasonable directions issued by the Company in respect of the Business and pertaining to goals to be attained and results to be achieved during the currency of this Agreement.

4.4       For the avoidance of doubt, none of the parties hereto intends to create a partnership, joint venture or to assume partnership liability or responsibility by entering into this Agreement, rather it is the intent of the parties hereto that the rights and obligations of the parties hereto be several and not joint or joint and several.

5.         DURATION

5.1       This Agreement shall commence on the Effective Date and remain in full force and effect until the earlier of the first anniversary of the Effective Date or the date this Agreement is terminated pursuant to clause 9 hereof (the "Termination Date").

5.2       Unless this Agreement has been terminated pursuant to clause 9 hereof, upon the Termination Date the Consultant shall have the option to renew, by giving three  (3) months notice in writing to the Company, this Agreement for a further term of up to one (1) years upon substantively the same terms as then pertain.

6.         COMPENSATION

In consideration of the Consultancy and the Release, the Consultant shall be entitled to receive from the Company:

6.1       for each calendar month or part thereof during the duration of the agreement the sum of the following to a maximum of US$25,000 per month and a minimum of $US7,500 per month:

a)                    3% of the Total Gross Win of said month payable in arrears or as may be agreed in writing by the parties from time to time .  Total Gross Win is defined, for the purposes of this Agreement, as the US$ equivalent of the sum set out in Unibet (London) Limited's month-end statements provided to the Company and, more particularly, the sum contained in line 47 (referred to as "Total GW" therein) of said statement, a sample of which was provided to the Company's Board of Directors during their consideration and approval of this Agreement; plus

b)                   2.5% of the monthly cash receipts received by Shoal Media Inc. from the exploitation of Trophy Bingo.

7.         COSTS AND EXPENSES

The Company shall reimburse the Consultant and/or the Executive for all out of pocket expenses reasonably incurred during the Consultancy including, without limiting the generality of the foregoing, airfares, accommodations, and vehicle expenses, provided that the Consultant and/or the Executive shall provide the Company with such vouchers or other evidence of actual payment of the said expenses as the Company may reasonably require.

8.         CONFIDENTIALITY

None of the parties hereto shall (except under compulsion of law or by any governmental, quasi-governmental or regulatory authority of any country or territory having relevant jurisdiction) either before or after the termination of this Agreement disclose to any person not authorised by the relevant party to receive the same any confidential information relating to such party or to the affairs of such party of which the party disclosing the same shall have become possessed during the period of this Agreement and each party shall  use all reasonable endeavours to prevent any such disclosure as aforesaid.

9.         TERMINATION

9.1       The Executive shall not terminate this Agreement unless he has the prior written approval of the Consultant.

9.2       Any of the parties hereto may terminate this Agreement, without prejudice to its other remedies, forthwith by giving thirty (30) days' notice in writing to the other parties if any other party either:

9.2.1      commits a material breach of the provisions of this Agreement provided that if the breach is capable of remedy then notice shall only be given if the party in breach shall not have remedied the same within thirty (30) days of having been given notice in writing specifying the breach and requiring it to be remedied; or

9.2.2      acts or omits to act, or any of its directors, officers, employees or agents act or omit to act, in a manner which shall, in the opinion of giving notice, in any way prejudice the interests of the party giving notice or bring the name of that party giving notice into disrepute; or

9.2.3    is unable to pay its debts or enters into compulsory or voluntary liquidation (other than for the purpose of amalgamation or reconstruction and the resulting company agrees to be bound by and assume the obligations of the relevant party under this Agreement) or compounds with or convenes a meeting of its creditors or has a receiver or manager or an administrator or administrative receiver appointed of its assets or ceases for any reason to carry on business or takes or suffers any similar action which, in the opinion of the party giving notice, means that the other may be unable to pay its debts.

9.3       Termination of this Agreement for whatever reason shall not affect or prejudice the rights of the parties arising in any way out of this Agreement as at the date of termination and in particular, but without limitation, the right to recover damages from the other.

9.4       All provisions of this Agreement which are expressed to operate or survive in the event of termination of this Agreement shall remain in full force and effect after such termination.

10.       INDEMNITY

10.1     The Company hereby agrees to indemnify and keep indemnified the Consultant (together with its directors, officers, employees and agents) from and against:-

10.1.1  any and all demands, claims, liabilities, losses, damages, costs, legal costs, professional and other expenses of any nature whatsoever including all interest and penalties, incurred or suffered by the Consultant or the Executive in connection with the Business and all or any breaches by the Consultant or the Executive of the provisions of this Agreement (including all or any act, neglect or default of the Consultant's directors, officers, employees and agents); or

10.1.2  all actions, suits and proceedings which may be commenced, taken or made against the Consultant or the Executive or which may be incurred or which may arise directly or indirectly by reason of the provision by the Consultant or the Executive of all or any of the services under this Agreement or by reason of any act done and/or omitted to be done in relation thereto or attempting to enforce the Consultant's rights under this indemnity, except insofar as any such claims arise from any breach of this Agreement by the Consultant.

10.2     All sums payable under clause 6 of this Agreement shall be payable by the Company immediately on demand by the Consultant in full without any deduction, withholding, counterclaim or set-off and if any such deduction or withholding is made, or any tax, duty or levy of any nature whatsoever, except taxes imposed on the Consultant and measured by the income of the Consultant, is required to be paid on the sum due, the Company shall immediately pay to the Consultant such additional amount as will result in the payment to and retention by the Consultant of the full amount which would have been received and retained by the Consultant but for such deduction or withholding or the imposition of any such tax, duty or levy.

11.       ASSIGNMENT AND DELEGATION

11.1     The provisions of this Agreement shall be binding on and enure to the benefit of the successors and assigns of each party hereto provided that either party may not, and may not agree to, assign, transfer, charge or otherwise dispose of or subcontract any of its rights or obligations under this Agreement without the prior written consent of the other parties.

11.2     Neither the Consultant nor the Company shall be permitted to delegate any of their duties or obligations arising under this Agreement otherwise than may be expressly agreed in writing between the Consultant nor the Company.

12.       FORCE MAJEURE

12.1     None of the parties shall be in breach of the provisions of this Agreement if there is any failure of performance by it of its obligations under this Agreement occasioned by any act of God, fire, act of local, national or supranational authority or government or state, war, civil commotion, embargo, strike, lock-out or other cause beyond the control of either party.

12.2     If any of the parties is unable to perform its duties and obligations under this Agreement as a direct result of the effect of one or more of such causes, such party shall give written notice to the others of such inability stating the cause in question, without delay. The operation of this Agreement (but not the provisions relating to confidentiality and the restrictive obligations of the parties) shall be suspended during the period in which the cause continues to have effect. Forthwith upon the cause ceasing to have effect, the party relying upon it shall give written notice thereof to the others.

12.3     If the cause continues to have effect for a period of more than sixty (60) days, the parties not claiming relief under this clause shall have the right to terminate this Agreement forthwith upon giving written notice of such termination to the other parties.

13.       ILLEGALITY AND SEVERABILITY

If any provision of this Agreement shall become or be declared illegal, invalid or unenforceable, in whole or in part, for any reason whatsoever by any competent court, tribunal or authority in Anguilla, such provision or part thereof shall be divisible from this Agreement and shall be deemed to be deleted from this Agreement in so far as the continued operation of this Agreement is concerned provided always that, if such deletion substantially affects or alters the commercial basis of this Agreement, the parties shall negotiate in good faith to amend and modify the provisions of this Agreement as may be necessary or desirable in the circumstances.

14.       NO WAIVER

No failure or delay on the part of either of the parties to exercise any right or remedy under this Agreement shall be construed or operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy as the case may be.

15.       ANNOUNCEMENTS

No public announcement shall be made in respect of the subject matter of this Agreement without the prior written approval of the Consultant and provided always that the form and content of any such announcement is agreed to in writing by the Consultant.

16.       NOTICES

16.1     Any notices or other communication given or made under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or by registered post as follows:

If to the Consultant or to the Executive to:

LVA Media Inc.

Hansa Bank Building

Ground Floor, Landsome Road

P.O. Box 727

The Valley, AI2640

Anguilla,

British West Indies

If to the Company:

Bingo.com, Ltd.

Hansa Bank Building

Ground Floor, Landsome Road

P.O. Box 727

The Valley, AI2640

Anguilla,

British West Indies

16.2     In the event of any postal or other strike or industrial action affecting postal communications in or between Anguilla and the United States of America notices shall be given personally or by facsimile.

16.3     Any such notice or other documents shall be deemed to have been received by the addressee five (5) working days following the date of dispatch if the notice or other document is sent by registered post or on the next working day after delivery if sent by hand or by facsimile.

17.       AMENDMENTS

This Agreement may only be amended by written agreement signed by all parties.

18.       GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Anguilla and the parties hereto submit to the jurisdiction of the courts of Anguilla.

19.       ENTIRE AGREEMENT

This Agreement contains the entire agreement of the parties with respect to the matters covered in it and no other or prior promises, representations, agreements, negotiations or discussions, oral or written, made by either party or its employees, officers or agents shall be valid or binding.

20.       COUNTERPARTS

This Agreement may be executed in separate counterparts, which together shall be construed as a single instrument.

IN WITNESS whereof the parties or their respective duly authorised representatives have executed this Agreement as of the day and year first before written.

Signed by T.M. Williams, Director                               )

for and on behalf of                                                          )

LVA Media Inc. in the presence of:-                               )

    )

/s/ H. W. Bromley                                                            )                      /s/ T. M. Williams

Witness

Signed by Mark Devereux, Director                           )

for and on behalf of                                                         )

BINGO.COM, Ltd. in the presence of:-                        )

  )

/s/ H. W. Bromley                                                           )                      /s/ C. M. Devereux

Witness

Signed by                                                                       )

J. M. Williams                                                               )

In the presence of:-                                                         )

                                                                                     )

/s/ H. W. Bromley                                                           )                      /s/ J. M. Williams

Witness

EXHIBIT 10.40

Consulting Agreement dated October 1, 2013 between the Company and the Company Devereux Management Ltd., and C. M. Devereux

DML CONSULTING SERVICES AGREEMENT

THIS CONSULTING SERVICES AGREEMENT dated effective the 1st day of October, 2013.

BETWEEN:

DEVEREUX MANAGEMENT LTD., a company incorporated under the laws of the Province of British Columbia and having its head office located at 10-3036 West 4th Avenue, Vancouver, British Columbia, V6K 1R4.

 (the "Consultant")

AND:

BINGO.COM LTD., a company incorporated under the laws of Anguilla and having an address located at the Hansa Bank Building, Ground Floor, Landsome Road, The Valley, AI 2640, Anguilla, BWI.

(the "Company")

WITNESSES THAT WHEREAS:

A.                     The Company is a company involved in exploiting its intellectual property via subsidiaries and developing free-to-play, online games, both focussed around the game of bingo;

B.                     The Consultant is in the business of providing management consulting services;

C.                     The Company wishes to engage the Consultant to provide such services;

D.                    The Consultant will be intimately involved with the Company's business and with the confidential information of the Company, and by virtue of such involvement will become personally acquainted with the Company connections, customers, and trade secrets of the Company; and

E.                     The Company desires to be able to impart said confidential information and secrets to the Consultant with the secure knowledge that such information will be solely and strictly used for its sole benefit and not in competition with or to the detriment of the Company, directly or indirectly, by the Consultant or any of his or her agents, servants, or future employees.

THEREFORE in consideration of the recitals, the following representations and covenants and the payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree on the following terms:

1)                    INDEPENDENT CONTRACTOR

1.01                 The Company hereby engages the Consultant as an independent contractor to provide management consulting services for the Company and the Consultant hereby accepts such engagement and agrees to provide the Services of the Consultant to the best of its ability and in accordance with the terms and conditions of this Agreement. The Consultant agrees that it will provide its services via its Chief Executive Officer, Mark Devereux (the "Primary Agent"). For certainty, the relationship between the Consultant's Primary Agent and the Company pursuant to this Agreement shall be separate and apart from the Primary Agent's separate role as acting as a member of the Company's Board of Directors for so long as such latter role may exist.

1.02                 The Consultant shall at all times be an independent contractor with control over the manner and means of his or her performance.  The Consultant is not an employee of the Company and no partnership or joint venture will be created or will be deemed to be created by this Agreement or by any action of the parties under this Agreement and the Consultant shall not represent itself to have or be in any such relationship with the Company.

1.03                 The Consultant shall not be entitled to rights or privileges applicable to employees of the Company pursuant to this Agreement including, but not limited to, benefits which may be available from time to time between the Company and its employees. Notwithstanding the foregoing, the Primary Agent may receive compensation and/or benefits from the Company pursuant to his role as one of the Company's Board of Directors.

1.04                 The Consultant shall be responsible for remittance of all income tax that may be due from it to competent authorities as a result of payments to the Consultant under this Agreement.

1.05                 If at any time the Canada Revenue Agency or any other competent authority determines that the Consultant or the Primary Agent is an employee of the Company, then the Company shall immediately commence making all statutorily required withholdings and remittances in respect of payments to the Consultant.

1.06                 The Company shall not be liable to the Consultant for any damages, liabilities, penalties, interest or costs caused to the Consultant for failure to make any statutorily required source deductions or payments in respect of payments made to the Consultant by the Company under this Agreement.

2)                  SERVICES

2.01                 The Consultant shall provide management consulting services, as may be defined from time to time by the parties, for the Company, primarily through the Primary Agent (the "Services"). Irrespective of the Primary Agent's qualifications as a member of the Law Society of British Columbia, the Services shall not include legal advice.

2.02                 In providing the Services hereunder, the Consultant will provide Services to the Company, at such specific times as shall be determined by the Consultant provided that the Company requires the Consultant's availability at other specific times, the Consultant will make all reasonable efforts to accommodate such requests given other commitments on the Consultant's time.

3)                  PERFORMANCE

3.01                 The Consultant represents and warrants that he has the skills and training necessary to provide the Services.

3.02                 In performing the Services hereunder, the Consultant shall:

(a)        act honestly and in good faith in what the Consultant reasonably believes to be in the best interests of the Company;

(b)        exercise the degree of care, diligence and skill that a reasonable prudent contractor in its position would exercise in comparable circumstances; and

(c)        generally use reasonable efforts to promote the Company and interests of the Company.

4)                  REPORTS

4.01                 The Consultant shall, upon the request of the Company, fully inform the Company of the work done and to be done by the Consultant in connection with the provision of the Services.

4.02                 The Consultant shall, upon request of the Company, permit the Company at all reasonable times to inspect, examine, review and copy all data, working papers, reports, documents and other material, whether complete or otherwise that had been produced by the Consultant in performing the Services hereunder.

5)                  TERM OF CONTRACT AND TERMINATION

5.01                 The provision of the Services by the Consultant to the Company pursuant to the terms of this Agreement shall commence on January 2nd, 2014 and shall continue until terminated pursuant to the terms of this Agreement. (the "Termination Date").

5.02                 Either party may immediately terminate this Agreement upon default by the other in the performance of any of its obligations under this Agreement. Unless otherwise agreed, either party may terminate this Agreement, without cause, upon providing the other with sixty (60) days prior notice.

5.03                 Upon receipt of all amounts provided for herein to the Consultant, the Consultant thereby releases and waives any and all claims, demands or debts which the Consultant has or any time hereafter can, shall or may have against the Company and its directors, officers or employees arising out of the provision of Services by the Consultant to the Company and the termination thereof.

6)                  REMUNERATION, EXPENSES AND OTHER PAYMENTS

6.01                 The Company shall pay to the Consultant a variable fee depending upon the quantum of Services that have been provided per invoice period and as agreed from time to time between the parties, plus applicable taxes, upon invoice.

7)                  CONFIDENTIALITY

7.01                 In the course of carrying out and performing its duties and responsibilities to the Company, the Consultant shall obtain access to and be entrusted with Confidential

                        Information (as hereinafter defined) relating to the business and affairs of the Company or its Affiliates.

7.02                 The term "Confidential Information" as used in this Agreement means all trade secrets, proprietary information and other data or information (and any tangible evidence, record or representation thereof) which is maintained in confidence by the Company  or its Affiliates to obtain a competitive advantage over competitors who do not have access to such trade secrets, proprietary information, or other data or information.

7.03                 The Consultant agrees that the Confidential Information is and will remain the exclusive property of the Company or its Affiliates.  The Consultant also agrees that the Confidential Information:

(a)                constitutes a proprietary right which the Company or its Affiliates are entitled to protect; and

(b)               constitutes information and knowledge not generally known to the trade.

7.04                The Consultant acknowledges and agrees that any Confidential Information disclosed to the Consultant is in the strictest confidence and the Consultant agrees to maintain and hold in strict confidence all Confidential Information disclosed to him or her.  The disclosure of any such Confidential Information by the Consultant in any form whatsoever except as authorised by the Company or permitted under sections 7.06 or 7.07 of this Agreement is and shall be considered a fundamental breach of the Consultant's consulting arrangement and shall entitle the Company to immediately terminate this Agreement.

7.05                 The restrictive obligations set forth above shall not apply to the disclosure or use of any information which:

(a)     is or later becomes publicly known under circumstances involving no breach of this Agreement by the Consultant;

(b)     is already known to the Consultant outside his or her work for the Company at the time of receipt of the Confidential Information;

(c)     is disclosed to a third party under an appropriate confidentiality agreement;

(d)     is lawfully made available to the Consultant by a third party;

(e)     is independently developed by the Consultant who has not been privy to the Confidential Information provided by the Company; or

(f)      is required by legal or other regulatory authority to be disclosed but only to the extent of such requirement and the Consultant shall immediately notify in writing the Company upon receipt of any request for such disclosure.

7.06                Notwithstanding anything else in this section 7, given the Consultant's disclosed relationship with Roadhouse Interactive and other companies in the Roadhouse Group (collectively, "Roadhouse") and the Company's own development relationship with Roadhouse, any information which would otherwise be determined to be Confidential Information pursuant to this section 7 but is related to the Company's business relationship with Roadhouse, shall be excluded from Confidential Information if any disclosure is between the Consultant, the Company, and Roadhouse.

7.07                 The provisions of this section 7 shall survive the termination of this Agreement.

8.)                    SUB-CONTRACTING AND ASSIGNMENT

8.01                 The Consultant shall not sub-contract the provision of the Services or any obligation of the Consultant under this Agreement without the prior written consent of the Company.

8.02                 No sub-contract entered into by the Consultant shall relieve the Consultant from any of his or her obligations pursuant to this Agreement or impose any obligation or liability upon the Company to any such sub-contractor.

8.03                Neither party may assign this Agreement without the prior written consent of the other.

9.)                  WAIVER

9.01                No consent or waiver, express or implied, by any party to this Agreement or any breach or default by any other party in the performance of its obligations under this Agreement or of any of the terms, covenants or conditions of this Agreement shall be deemed or construed to be a consent or waiver of any subsequent or continuing breach or default in such party's performance or in the terms, covenants or conditions of this Agreement.  The failure of any party to this Agreement to assert any claim in a timely fashion for any of its rights or remedies under this Agreement shall not be construed as a waiver of any such claim and shall not serve to modify, alter or restrict any such party's right to assert such claim at any time thereafter.

10.)                 NOTICES

10.01               Any notice relating to this Agreement or required or permitted to be given in accordance with this Agreement shall be in writing and shall be delivered to the address of the other party as set out on the first page of this Agreement. With respect to the variable fees which may be agreed to from time to time, such agreement between the parties may be delivered orally or via email and, if orally, the subsequent paid invoice by the Company shall evidence its agreement to such fee.  Any notice shall be deemed to have been received if delivered or emailed, when delivered or emailed, and if mailed, on the fifth day (excluding Saturdays, Sundays and holidays) after the mailing thereof.  If normal mail service is interrupted the sender shall deliver such notice in order to ensure prompt receipt thereof.

10.02               Each party to this Agreement may change its address for the purpose of this section by giving written notice of such change in the manner provided for herein.

11.)                 APPLICABLE LAW

11.01               This Agreement shall be governed by and construed in accordance with the laws of Anguilla.  The parties hereto hereby submit to the jurisdiction of the courts of Anguilla.

12.)                SEVERABILITY

12.01              If any provision of this Agreement for any reason is declared invalid, such declaration shall not affect the validity of any remaining portion of the Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties that they would have executed the remaining portions of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

13.)                ENTIRE AGREEMENT

13.01              This Agreement constitutes the entire Agreement between the parties hereto and there are no representations or warranties, express or implied, statutory or otherwise other than set forth in this Agreement and there are no Agreements collateral hereto other than as are expressly set forth or referred to herein.  This Agreement supersedes any prior agreements, written or oral in respect of the Consultant provision of services to the Company.  This Agreement cannot be amended or supplemented except by a written Agreement executed by all parties hereto.

14.)                  INDEPENDENT LEGAL ADVICE

14.01               The Company acknowledges that this Agreement has been prepared by the Consultant's solicitors and acknowledges that the Company has been given the opportunity to obtain independent legal advice concerning the interpretation and effect of this Agreement prior to its execution.

15.)                 COUNTERPART

15.01               This Agreement may be executed in counterpart, including by facsimile or email, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set out on the first page of this Agreement.

16.)                 AMENDMENT

16.01               This Agreement shall not be amended except in writing signed by both parties.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date set out on the first page of this Agreement.

BINGO.COM LTD.

Per:       /s/ T. M. Williams

            Authorized Signatory

DEVEREUX MANAGEMENT LTD.

Per:       /s/ C. M. Devereux

            Authorized Signatory

EXHIBIT 10.41

Consulting Agreement dated January 1, 2014 between the Company and the Company Bromley Accounting Services Limited, and H. W. Bromley

 THIS CONSULTING AGREEMENT (the "Agreement") is dated effective as of January 1st, 2014 (the "Effective Date").

 BETWEEN:

Bromley Accounting Services Limited, a company incorporated under the laws of the Province of British Columbia and having its head office located at 3851 Edgemont Boulevard, North Vancouver, BC, V7R 2P9, Canada ("Consultant")

Bingo.com, Ltd., a corporation incorporated under the laws of the Anguilla, British West Indies and having an office at Ground Floor, Hansa Bank Building, Landsome Road, AI 2640, The Valley, Anguilla, B.W.I. ("Bingo.com")

AND:

Henry Bromley of 3851 Edgemont Boulevard, North Vancouver, British Columbia, Canada, V7R 2P9.  (the "CFO")

            WITNESSES THAT WHEREAS:

A.                     The Company is a company involved in exploiting its intellectual property via subsidiaries and developing free-to-play, online games, both focussed around the game of bingo;

B.                     The Consultant is in the Company of providing financial and management consulting services;

C.                     The Company wishes to engage the Consultant to provide such services;

D.                    The Consultant will be intimately involved with the Company's business and with the confidential information of the Company, and by virtue of such involvement will become personally acquainted with the Company connections, customers, and trade secrets of the Company; and

E.                     The Company desires to be able to impart said confidential information and secrets to the Consultant with the secure knowledge that such information will be solely and strictly used for its sole benefit and not in competition with or to the detriment of the Company, directly or indirectly, by the Consultant or any of his or her agents, servants, or future employees.

THEREFOREin consideration of the recitals, the following representations and covenants and the payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree on the following terms:

1.                              INDEPENDENT CONTRACTOR

1.01.                The Company hereby engages the Consultant as an independent contractor to provide financial and management consulting services for the Company and the Consultant hereby accepts such engagement and agrees to provide the Services of the Consultant to the best of its ability and in accordance with the terms and conditions of this Agreement. The Consultant agrees that it will provide its services via its Chief Executive Officer, Henry Bromley (the "CFO").

1.02.                The Consultant shall at all times be an independent contractor with control over the manner and means of his or her performance.  The Consultant is not an employee of the Company and no partnership or joint venture will be created or will be deemed to be created by this Agreement or by any action of the parties under this Agreement and the Consultant shall not represent itself to have or be in any such relationship with the Company.

1.03.                The Consultant shall not be entitled to rights or privileges applicable to employees of the Company pursuant to this Agreement including, but not limited to, benefits which may be available from time to time between the Company and its employees.

1.04.                The Consultant shall be responsible for remittance of all income tax that may be due from it to competent authorities as a result of payments to the Consultant under this Agreement.

1.05.                If at any time the Canada Revenue Agency or any other competent authority determines that the Consultant or the CFO is an employee of the Company, then the Company shall immediately commence making all statutorily required withholdings and remittances in respect of payments to the Consultant.

1.06.                The Company shall not be liable to the Consultant for any damages, liabilities, penalties, interest or costs caused to the Consultant for failure to make any statutorily required source deductions or payments in respect of payments made to the Consultant by the Company under this Agreement.

2.                     SERVICES

2.1.                 The Consultant shall provide financial and management consulting services, as may be defined from time to time by the parties, for the Company, primarily through the CFO (the "Services").

2.2.                 In providing the Services hereunder, the Consultant will provide Services to the Company, at such specific times as shall be determined by the Consultant provided that the Company requires the Consultant's availability at other specific times, the Consultant will make all reasonable efforts to accommodate such requests given other commitments on the Consultant's time.

3.                  PERFORMANCE

3.1.               The Consultant represents and warrants that he has the skills and training necessary to provide the Services.

3.2.                In performing the Services hereunder, the Consultant shall:

a)    act honestly and in good faith in what the Consultant reasonably believes to be in the best interests of the Company;

b)   exercise the degree of care, diligence and skill that a reasonable prudent contractor in its position would exercise in comparable circumstances; and

c)    generally use reasonable efforts to promote the Company and interests of the Company.

4.                  REPORTS

4.1.                 The Consultant shall, upon the request of the Company, fully inform the Company of the work done and to be done by the Consultant in connection with the provision of the Services.

4.2.                  The Consultant shall, upon request of the Company, permit the Company at all reasonable times to inspect, examine, review and copy all data, working papers, reports, documents and other material, whether complete or otherwise that had been produced by the Consultant in performing the Services hereunder.

5.                  TERM OF CONTRACT AND TERMINATION

5.1.                The provision of the Services by the Consultant to the Company pursuant to the terms of this Agreement shall commence on January 2nd, 2014 and shall continue until terminated pursuant to the terms of this Agreement. (the "Termination Date").

5.2.                Either party may immediately terminate this Agreement upon default by the other in the performance of any of its obligations under this Agreement. Unless otherwise agreed, either party may terminate this Agreement, without cause, upon providing the other with sixty (60) days prior notice.

5.3.                Upon receipt of all amounts provided for herein to the Consultant, the Consultant thereby releases and waives any and all claims, demands or debts which the Consultant has or any time hereafter can, shall or may have against the Company and its directors, officers or employees arising out of the provision of Services by the Consultant to the Company and the termination thereof.

6.                  REMUNERATION, EXPENSES AND OTHER PAYMENTS

6.1.                                    In consideration of the Consultant's services provided hereunder, Bingo.com covenants and agrees that it will pay to the Consultant a fee of Canadian Dollars $100 per chargeable hour, invoiced by you to Bingo.com monthly.  This fee may vary depending upon the quantum of Services that have been provided per invoice period and as may be agreed from time to time between the parties, plus applicable taxes, upon invoice.

7.                  CONFIDENTIALITY

7.01.                In the course of carrying out and performing its duties and responsibilities to the Company, the Consultant shall obtain access to and be entrusted with Confidential Information (as hereinafter defined) relating to the business and affairs of the Company or its Affiliates.

7.02.               The term "Confidential Information" as used in this Agreement means all trade secrets, proprietary information and other data or information (and any tangible evidence, record or representation thereof) which is maintained in confidence by the Company or its Affiliates to obtain a competitive advantage over competitors who do not have access to such trade secrets, proprietary information, or other data or information.

7.03.                The Consultant agrees that the Confidential Information is and will remain the exclusive property of the Company or its Affiliates.  The Consultant also agrees that the Confidential Information:

a)                  constitutes a proprietary right which the Company or its Affiliates are entitled to protect; and

b)                  constitutes information and knowledge not generally known to the trade.

7.04.               The Consultant acknowledges and agrees that any Confidential Information disclosed to the Consultant is in the strictest confidence and the Consultant agrees to maintain and hold in strict confidence all Confidential Information disclosed to him or her.  The disclosure of any such Confidential Information by the Consultant in any form whatsoever except as authorised by the Company or permitted under sections 7.06 or 7.07 of this Agreement is and shall be considered a fundamental breach of the Consultant's consulting arrangement and shall entitle the Company to immediately terminate this Agreement.

7.05.               The restrictive obligations set forth above shall not apply to the disclosure or use of any information which:

(a)     is or later becomes publicly known under circumstances involving no breach of this Agreement by the Consultant;

(b)     is already known to the Consultant outside his or her work for the Company at the time of receipt of the Confidential Information;

(c)     is disclosed to a third party under an appropriate confidentiality agreement;

(d)     is lawfully made available to the Consultant by a third party;

(e)     is independently developed by the Consultant who has not been privy to the Confidential Information provided by the Company; or

(f)      is required by legal or other regulatory authority to be disclosed but only to the extent of such requirement and the Consultant shall immediately notify in writing the Company upon receipt of any request for such disclosure.

7.06.               Notwithstanding anything else in this section 7, given the CFO's disclosed relationship with Roadhouse Interactive and other companies in the Roadhouse Group (collectively, "Roadhouse") and the Company's own development relationship with Roadhouse, any information which would otherwise be determined to be Confidential Information pursuant to this section 7 but is related to the Company's business relationship with Roadhouse, shall be excluded from Confidential Information if any disclosure is between the Consultant, the CFO, the Company, and Roadhouse.

7.07.               The provisions of this section 7 shall survive the termination of this Agreement.

8.                    SUB-CONTRACTING AND ASSIGNMENT

8.01                The Consultant shall not sub-contract the provision of the Services or any obligation of the Consultant under this Agreement without the prior written consent of the Company.

8.02                No sub-contract entered into by the Consultant shall relieve the Consultant from any of his or her obligations pursuant to this Agreement or impose any obligation or liability upon the Company to any such sub-contractor.

8.03               Neither party may assign this Agreement without the prior written consent of the other.

9.                  WAIVER

9.01                No consent or waiver, express or implied, by any party to this Agreement or any breach or default by any other party in the performance of its obligations under this Agreement or of any of the terms, covenants or conditions of this Agreement shall be deemed or construed to be a consent or waiver of any subsequent or continuing breach or default in such party's performance or in the terms, covenants or conditions of this Agreement.  The failure of any party to this Agreement to assert any claim in a timely fashion for any of its rights or remedies under this Agreement shall not be construed as a waiver of any such claim and shall not serve to modify, alter or restrict any such party's right to assert such claim at any time thereafter.

10.                NOTICES

10.01              Any notice relating to this Agreement or required or permitted to be given in accordance with this Agreement shall be in writing and shall be delivered to the address of the other party as set out on the first page of this Agreement. With respect to the variable fees which may be agreed to from time to time, such agreement between the parties may be delivered orally or via email and, if orally, the subsequent paid invoice by the Company shall evidence its agreement to such fee.  Any notice shall be deemed to have been received if delivered or emailed, when delivered or emailed, and if mailed, on the fifth day (excluding Saturdays, Sundays and holidays) after the mailing thereof.  If normal mail service is interrupted the sender shall deliver such notice in order to ensure prompt receipt thereof.

10.02               Each party to this Agreement may change its address for the purpose of this section by giving written notice of such change in the manner provided for herein.

11.                APPLICABLE LAW

11.01               This Agreement shall be governed by and construed in accordance with the laws of the province of British Columbia and the federal laws of Canada applicable therein, which shall be deemed to be the proper law hereof.  The parties hereto hereby submit to the jurisdiction of the courts of British Columbia.

12.              SEVERABILITY

12.01              If any provision of this Agreement for any reason is declared invalid, such declaration shall not affect the validity of any remaining portion of the Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties that they would have executed the remaining portions of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

13.                ENTIRE AGREEMENT

13.01              This Agreement constitutes the entire Agreement between the parties hereto and there are no representations or warranties, express or implied, statutory or otherwise other than set forth in this Agreement and there are no Agreements collateral hereto other than as are expressly set forth or referred to herein.  This Agreement supersedes any prior agreements, written or oral in respect of the Consultant provision of services to the Company.  This Agreement cannot be amended or supplemented except by a written Agreement executed by all parties hereto.

14.                 COUNTERPART

14.01              This Agreement may be executed in counterpart, including by facsimile or email, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set out on the first page of this Agreement.

15.                 AMENDMENT

15.01             This Agreement shall not be amended except in writing signed by both parties.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date set out on the first page of this Agreement.

Signed by H. W. Bromley, Director                                    )

for and on behalf of                                                                )

Bromley Accounting Services Limited in the presence of:- )

         )

/s/ C. M. Devereux                                                                )                      /s/ H. W. Bromley

Witness

Signed by J.M. Williams, CEO                                          )

for and on behalf of                                                              )

BINGO.COM, Ltd. in the presence of:-                             )

       )

/s/ C. M. Devereux                                                              )                      /s/ J. M. Williams

Witness

Signed by                                                                            )

H. W. Bromley                                                                  )

In the presence of:-                                                              )

                                                                                           )

/s/ C. M. Devereux                                                              )                      /s/ H. W. Bromley

Witness